                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

            [ (  A - B      ) 6    ]
 YIELD = 2  [ ( ------- + 1 )  - 1 ]
            [ (   CD        )      ]

Where:
    A = dividends and interest(degrees) earned during the period.

    B = expenses accrued for the period (net of reimbursements).

    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D = the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. Alabama Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$ 18,024.81 - $58.70]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 417,169.66 X $10.56]     )       ]
                          = 4.94%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$ 1,877.28 - $256.69]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 45,121.98 X $ 10.14]     )       ]
                          = 4.29%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$   422.27 - $28.01]     ) 6     ]
                Yield = 2 [ ( --------------------- + 1 )   - 1 ]
                          [ ( [ 10,161.14 X $10.14]     )       ]
                          = 4.64%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$ .45 - $  .00]     ) 6     ]
                Yield = 2 [ ( ---------------- + 1 )   - 1 ]
                          [ ( [ 9.92 X $10.13]     )       ]
                          = 5.43%

 2. Georgia Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$   524,325.46 - $46,960.98]     ) 6     ]
                Yield = 2 [ ( ----------------------------- + 1 )   - 1 ]
                          [ ( [ 10,559,800.53 X $    11.03]     )       ]
                          = 4.97%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$  467.17 - $102.38]     ) 6     ]
                Yield = 2 [ ( --------------------- + 1 )   - 1 ]
                          [ ( [ 9,413.40 X $ 10.57]     )       ]
                          = 4.44%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$   55,741.19 - $10,323.64]     ) 6     ]
                Yield = 2 [ ( ---------------------------- + 1 )   - 1 ]
                          [ ( [ 1,124,973.78 X $    10.55]     )       ]
                          = 4.64%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$  101.53 - $ 5.48]      ) 6     ]
                Yield = 2 [ ( --------------------- + 1 )   - 1 ]
                          [ ( [ 2,044.93 X $ 10.57]     )       ]
                          = 5.39%


 3. Louisiana Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$  358,958.92 - $39,846.03]     ) 6     ]
                Yield = 2 [ ( ---------------------------- + 1 )   - 1 ]
                          [ ( [ 6,852,518.90 X $    11.59]     )       ]
                          = 4.87%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$ 3.922.47 - $938.90]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 74,903.47 X $ 11.09]     )       ]
                          = 4.35%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$ 35,679.97 - $7,351.52]     ) 6     ]
                Yield = 2 [ ( ------------------------- + 1 )   - 1 ]
                          [ ( [ 681,503.41 X $   11.09]     )       ]
                          = 4.54%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$ .47 - $  .00]     ) 6     ]
                Yield = 2 [ ( ---------------- + 1 )   - 1 ]
                          [ ( [ 9.01 X $11.09]     )       ]
                          = 5.71%

 4. North Carolina Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$   832,703.90 - $128,113.14]     ) 6     ]
                Yield = 2 [ ( ------------------------------ + 1 )   - 1 ]
                          [ ( [ 17,727,293.82 X $     10.73]     )       ]
                          = 4.49%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$ 1,099.41 - $316.54]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 23,397.44 X $ 10.28]     )       ]
                          = 3.94%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$ 32,576.45 - $8,215.63]     ) 6     ]
                Yield = 2 [ ( ------------------------- + 1 )   - 1 ]
                          [ ( [ 694,593.42 X $   10.26]     )       ]
                          = 4.14%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$ 1,850.94 - $218.59]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 39,406.08 X $ 10.28]     )       ]
                          = 4.88%

 5. South Carolina Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$   47,545.21 - $3,282.38]     ) 6     ]
                Yield = 2 [ ( --------------------------- + 1 )   - 1 ]
                          [ ( [ 1,053,266.88 X $    9.95]     )       ]
                          = 5.12%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$   760.50 - $151.00]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 16,859.20 X $  9.52]     )       ]
                          = 4.60%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$   804.50 - $131.62]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 17,778.66 X $  9.52]     )       ]
                          = 4.82%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$  118.43 - $4.15]     ) 6     ]
                Yield = 2 [ ( ------------------- + 1 )   - 1 ]
                          [ ( [ 2,621.01 X $9.54]     )       ]
                          = 5.55%


 6. Tennessee Municipal Bond Fund

 The following is a 30-day yield as of May 31, 1997, for the Class A Shares of the Fund:

                          [ ( [$ 1,181,561.96 - $108,918.30]     ) 6     ]
                Yield = 2 [ ( ------------------------------ + 1 )   - 1 ]
                          [ ( [ 23,309,172.64 X $     11.54]     )       ]
                          = 4.83%

 The following is a 30-day yield as of May 31, 1997, for the Class B Shares of the Fund:

                          [ ( [$ 2,309.62 - $518.57]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 45,533.30 X $ 11.06]     )       ]
                          = 4.31%

 The following is a 30-day yield as of May 31, 1997, for the Class C Shares of the Fund:

                          [ ( [$   69,101.85 - $13,244.25]     ) 6     ]
                Yield = 2 [ ( ---------------------------- + 1 )   - 1 ]
                          [ ( [ 1,371,834.87 X $    11.05]     )       ]
                          = 4.49%

 The following is a 30-day yield as of May 31, 1997, for the Class R Shares of the Fund:

                          [ ( [$    948.26 - $47.43]     ) 6     ]
                Yield = 2 [ ( ---------------------- + 1 )   - 1 ]
                          [ ( [ 18,731.70 X $ 11.04]     )       ]
                          = 5.28%


                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                Tax Exempt Yield
Taxable Equivalent    -------------------------------------
Yield =                (1 - combined federal and state in-
                                 come tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 41.5% for Alabama, 43.0% for Georgia and Tennessee, 42.0% for Louisiana, 44.5% for North Carolina, and 44.0% for South Carolina, the Taxable Equivalent Yields for the Class A Shares, Class B Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended May 31, 1997, are as follows:

                    Class A Shares      Class B Shares      Class C Shares      Class R Shares
                   ----------------    ----------------    ----------------    ----------------

Alabama Municipal
 Bond Fund:          4.94%               4.29%               4.64%               5.43%
                   -------- = 8.44%    -------- = 7.33%    -------- = 7.93%    -------- = 9.28%
                   1 - .415            1 - .415            1 - .415            1 - .415

Georgia Municipal
 Bond Fund:          4.97%               4.44%               4.64%               5.39%
                   -------- = 8.72%    -------- = 7.79%    -------- = 8.14%    -------- = 9.46%
                   1 - .430            1 - .430            1 - .430            1 - .430

Louisiana Municipal
 Bond Fund:          4.87%               4.35%               4.54%               5.71%
                   -------- = 8.40%    -------- = 7.50%    -------- = 7.83%    -------- = 9.84%
                   1 - .420            1 - .420            1 - .420            1 - .420

North Carolina Municipal
 Bond Fund:          4.49%               3.94%               4.14%               4.88%
                   -------- = 8.09%    -------- = 7.10%    -------- = 7.46%    -------- = 8.79%
                   1 - .445            1 - .445            1 - .445            1 - .445

South Carolina Municipal
 Bond Fund:          5.12%               4.60%               4.82%               5.55%
                   -------- = 9.14%    -------- = 8.21%    -------- = 8.61%    -------- = 9.91%
                   1 - .440            1 - .440            1 - .440            1 - .440

Tennessee Municipal
 Bond Fund:          4.83%               4.31%               4.49%               5.28%
                   -------- = 8.47%    -------- = 7.56%    -------- = 7.88%    -------- = 9.26%
                   1 - .430            1 - .430            1 - .430            1 - .430


                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

       Distribution Rate = 12 X most recent tax-exempt income dividend per share
                           -----------------------------------------------------
                                                share price

B. Distribution Rate Calculations

1. Alabama Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maxi-mum public offering price for the Alabama Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.0442
                                -----------
                                  $10.56

                              =    5.02%

    Class B Distribution Rate = 12 X $.0379
                                -----------
                                  $10.14

                              =    4.49%

    Class C Distribution Rate = 12 X $.0396
                                -----------
                                  $10.14

                              =    4.69%

    Class R Distribution Rate = 12 X $.0459
                                -----------
                                  $10.13

                              =    5.44%

2. Georgia Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on the maxi-mum public offering price for the Georgia Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.0471
                                -----------
                                  $11.03

                              =    5.12%

    Class B Distribution Rate = 12 X $.0405
                                -----------
                                  $10.57

                              =    4.60%

    Class C Distribution Rate = 12 X $.0422
                                -----------
                                  $10.55

                              =    4.80%

    Class R Distribution Rate = 12 X $.0489
                                -----------
                                  $10.57

                              =    5.55%

3. Louisiana Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on maximum public offering price for the Louisiana Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.049
                                ----------
                                  $11.59

                              =    5.07%

    Class B Distribution Rate = 12 X $.0421
                                -----------
                                  $11.09

                              =    4.56%

    Class C Distribution Rate = 12 X $.0438
                                -----------
                                  $11.09

                              =    4.74%

    Class R Distribution Rate = 12 X $.0508
                                -----------
                                  $11.09

                              =    5.50%

4. North Carolina Municipal Bond Fund:

  The following is the distribution rate as of May 31, 1997, based on maximum public offering price for the North Carolina Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.0445
                                -----------
                                  $10.73

                              =    4.98%

    Class B Distribution Rate = 12 X $.0381
                                -----------
                                  $10.28

                              =    4.45%

    Class C Distribution Rate = 12 X $.0397
                                -----------
                                  $10.26

                              =    4.64%

    Class R Distribution Rate = 12 X $.0462
                                -----------
                                  $10.28

                              =    5.39%

5. South Carolina Municipal Bond Fund

  The following is the distribution rate as of May 31, 1997, based on the maxi-mum public offering price for the South Carolina Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0417
                                -----------
                                   $9.95

                              =    5.03%

    Class B Distribution Rate = 12 X $.0358
                                -----------
                                   $9.52

                              =    4.51%

    Class C Distribution Rate = 12 X $.0373
                                -----------
                                   $9.52

                              =    4.70%

    Class R Distribution Rate = 12 X $.0433
                                -----------
                                   $9.54

                              =    5.45%

6. Tennessee Municipal Bond Fund

  The following is the distribution rate as of May 31, 1997, based on the maxi-mum public offering price for the Tennessee Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0488
                                -----------
                                  $11.54

                              =    5.07%

    Class B Distribution Rate = 12 X $.0419
                                -----------
                                  $11.06

                              =    4.55%

    Class C Distribution Rate = 12 X $.0437
                                -----------
                                  $11.05

                              =    4.75%

    Class R Distribution Rate = 12 X $.0506
                                -----------
                                  $11.04

                              =    5.50%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                            /1/N/
                        ERV
                    T = ---   -1
                         P

Where: T = average annual total return.

       P = a hypothetical initial payment of $1,000.

       N = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year (or fractional portion thereof) pe-riods at the end of such 1, 5 or 10-year (or fractional portion thereof) periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A, B, C and R Shares of the Funds for the period from inception and the 1, 5 and 10-year pe-riods ended May 31, 1997, whichever applicable, including the current maximum sales charge. Class B, C and R total returns reflect actual performance for pe-riods since class inception and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

ANNUAL CLASS A TOTAL RETURN INCLUDING CURRENT MAXIMUM SALES CHARGE OF 4.20%:

 1. Alabama Municipal Bond Fund:


                                           (  $1,046  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 4.63%
                                           (  $1,000  )               =====

                                           (  $1,194  ) 1/3.138
    B. Inception through May 31, 1997    = ( -------- )          -1 = 5.83%
                                           (  $1,000  )               =====

 2. Georgia Municipal Bond Fund:

                                           (  $1,048  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 4.79%
                                           (  $1,000  )               =====

                                           (  $1,320  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.71%
                                           (  $1,000  )               =====

                                           (  $2,039  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.39%
                                      =    (  $1,000  )               =====

                                           (  $2,139  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.99%
                                           (  $1,000  )               =====

 3. Louisiana Municipal Bond Fund:

                                           (  $1,048  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 4.78%
                                           (  $1,000  )               =====

                                           (  $1,380  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.65%
                                           (  $1,000  )               =====

                                           (  $1,777  ) 1/7.715
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.74%
                                           (  $1,000  )               =====

 4. North Carolina Municipal Bond Fund:

                                           (  $1,033  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.26%
                                           (  $1,000  )               =====

                                           (  $1,301  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.40%
                                           (  $1,000  )               =====

                                           (  $2,040  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.39%
                                           (  $1,000  )               =====

                                           (  $2,024  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.51%
                                           (  $1,000  )               =====

 5. South Carolina Municipal Bond Fund:

                                           (  $1,037  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.73%
                                           (  $1,000  )               =====

                                           (  $1,167  ) 1/3.901
    B. Inception through May 31, 1997    = ( -------- )          -1 = 4.04%
                                           (  $1,000  )               =====

 6. Tennessee Municipal Bond Fund:

                                           (  $1,032  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.18%
                                           (  $1,000  )               =====

                                           (  $1,323  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.76%
                                           (  $1,000  )               =====

                                           (  $1,973  ) 1/9.577
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.35%
                                           (  $1,000  )               =====

ANNUAL CLASS B TOTAL RETURN

 1. Alabama Municipal Bond Fund:

                                           (  $1,048  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 4.79%
                                           (  $1,000  )               =====

                                           (  $1,197  ) 1/3.138
    B. Inception through May 31, 1997    = ( -------- )          -1 = 5.91%
                                           (  $1,000  )               =====

 2. Georgia Municipal Bond Fund:

                                           (  $1,047  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 4.73%
                                           (  $1,000  )               =====

                                           (  $1,330  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.87%
                                           (  $1,000  )               =====

                                           (  $2,037  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.38%
                                           (  $1,000  )               =====

                                           (  $2,137  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.98%
                                           (  $1,000  )               =====

 3. Louisiana Municipal Bond Fund:


    A. 1 year ended May 31, 1997           (  $1,046  ) 1/1
                                         = ( -------- )          -1 = 4.61%
                                           (  $1,000  )               =====

                                           (  $1,390  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.80%
                                           (  $1,000  )               =====

                                           (  $1,776  ) 1/7.715
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.73%
                                           (  $1,000  )               =====

 4. North Carolina Municipal Bond Fund:

                                           (  $1,031  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.14%
                                           (  $1,000  )               =====

                                           (  $1,311  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.56%
                                           (  $1,000  )               =====

                                           (  $2,039  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.38%
                                           (  $1,000  )               =====

                                           (  $2,022  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.50%
                                           (  $1,000  )               =====

 5. South Carolina Municipal Bond Fund:

                                           (  $1,035  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.52%
                                           (  $1,000  )               =====

                                           (  $1,161  ) 1/3.901
    B. Inception through May 31, 1997    = ( -------- )          -1 = 3.89%
                                           (  $1,000  )               =====

 6. Tennessee Municipal Bond Fund:

                                           (  $1,031  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 3.07%
                                           (  $1,000  )               =====

                                           (  $1,333  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.92%
                                           (  $1,000  )               =====

                                           (  $1,971  ) 1/9.577
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.34%
                                           (  $1,000  )               =====

ANNUAL CLASS C TOTAL RETURNS

 1. Alabama Municipal Bond Fund:

                                           (  $1,090  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 9.00%
                                           (  $1,000  )               =====

                                           (  $1,235  ) 1/3.138
    B. Inception through May 31, 1997    = ( -------- )          -1 = 6.95%
                                           (  $1,000  )               =====

 2. Georgia Municipal Bond Fund:

                                           (  $1,088  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 8.80%
                                           (  $1,000  )               =====

                                           (  $1,338  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.00%
                                           (  $1,000  )               =====

                                           (  $2,011  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.24%
                                           (  $1,000  )               =====

                                           (  $2,085  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.80%
                                           (  $1,000  )               =====

 3. Louisiana Municipal Bond Fund:

                                           (  $1,088  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 8.78%
                                           (  $1,000  )               =====

                                           (  $1,400  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.97%
                                           (  $1,000  )               =====

                                           (  $1,777  ) 1/7.715
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.73%
                                           (  $1,000  )               =====

 4. North Carolina Municipal Bond Fund:

                                           (  $1,072  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 7.20%
                                           (  $1,000  )               =====

                                           (  $1,319  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 5.69%
                                           (  $1,000  )               =====

                                           (  $2,012  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.24%
                                           (  $1,000  )               =====

                                           (  $1,983  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.31%
                                           (  $1,000  )               =====

 5. South Carolina Municipal Bond Fund:

                                           (  $1,077  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 7.73%
                                           (  $1,000  )               =====

                                           (  $1,200  ) 1/3.901
    B. Inception through May 31, 1997    = ( -------- )          -1 = 4.78%
                                           (  $1,000  )               =====

 6. Tennessee Municipal Bond Fund:

                                           (  $1,071  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 7.12%
                                           (  $1,000  )               =====

                                           (  $1,342  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.07%
                                           (  $1,000  )               =====

                                           (  $1,952  ) 1/9.577
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.23%
                                           (  $1,000  )               =====

ANNUAL CLASS R TOTAL RETURNS

 1. Alabama Municipal Bond Fund:

                                           (  $1,094  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 9.38%
                                           (  $1,000  )               =====

                                           (  $1,249  ) 1/3.138
    B. Inception through May 31, 1997    = ( -------- )          -1 = 7.34%
                                           (  $1,000  )               =====

 2. Georgia Municipal Bond Fund:

                                           (  $1,095  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 9.46%
                                           (  $1,000  )               =====

                                           (  $1,379  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.64%
                                           (  $1,000  )               =====

                                           (  $2,130  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.86%
                                           (  $1,000  )               =====

                                           (  $2,224  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 7.41%
                                           (  $1,000  )               =====

 3. Louisiana Municipal Bond Fund:

                                           (  $1,093  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 9.33%
                                           (  $1,000  )               =====

                                           (  $1,440  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 7.56%
                                           (  $1,000  )               =====

                                           (  $1,854  ) 1/7.715
    C. Inception through May 31, 1997    = ( -------- )          -1 = 8.33%
                                           (  $1,000  )               =====

 4. North Carolina Municipal Bond Fund:

                                           (  $1,079  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 7.86%
                                           (  $1,000  )               =====

                                           (  $1,359  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.33%
                                           (  $1,000  )               =====

                                           (  $2,131  ) 1/10
    C. 10 years ended May 31, 1997       = ( -------- )          -1 = 7.86%
                                           (  $1,000  )               =====

                                           (  $2,114  ) 1/11.179
    D. Inception through May 31, 1997    = ( -------- )          -1 = 6.93%
                                           (  $1,000  )               =====

 5. South Carolina Municipal Bond Fund:

                                           (  $1,085  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 8.45%
                                           (  $1,000  )               =====

                                           (  $1,220  ) 1/3.901
    B. Inception through May 31, 1997    = ( -------- )          -1 = 5.23%
                                           (  $1,000  )               =====

 6. Tennessee Municipal Bond Fund:

                                           (  $1,076  ) 1/1
    A. 1 year ended May 31, 1997         = ( -------- )          -1 = 7.58%
                                           (  $1,000  )               =====

                                           (  $1,379  ) 1/5
    B. 5 years ended May 31, 1997        = ( -------- )          -1 = 6.64%
                                           (  $1,000  )               =====

                                           (  $2,057  ) 1/9.577
    C. Inception through May 31, 1997    = ( -------- )          -1 = 7.82%
                                           (  $1,000  )               =====


With respect to the Alabama, Georgia, Louisiana, North Carolina, South Carolina and Tennessee Funds, Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance since inception, and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:


                        ERV - P
                 T  =   -------
                           P
Where:  T = cumulative total return.

        P = a hypothetical initial payment of $1,000.

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, for the one-year and ten-year five-year periods (as applicable) ended November 30 1996, and for the period since inception (on April 11, 1994 with respect to the Alabama Fund Class A Shares; on March 27, 1986 with respect to the Georgia Fund Class A Shares and on January 4, 1994 with respect to the Georgia Fund Class C Shares; on Septem-ber 12, 1989 with respect to the Louisiana Fund Class A Shares on February 2, 1994 with respect to the Louisiana Fund Class C Shares; on March 27, 1986 with respect to the North Carolina Fund Class A Shares and on October 4, 1993 with respect to the North Carolina Fund Class C Shares; on July 6, 1993 with respect to the South Carolina Fund Class A Shares; and on November 2, 1987 with respect to the Tennessee Fund Class A Shares and on October 4, 1993 with respect to the Tennessee Fund Class C Shares) through May 31, 1997 were as follows:

CUMULATIVE CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGE OF
4.20%:

 1. Alabama Municipal Bond Fund:

                                           (  $1,046 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 4.63%
                                           (      $1,000       )   =====

                                           (  $1,194 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 19.45%
                                           (      $1,000       )   ======

 2. Georgia Municipal Bond Fund:


                                           (  $1,048 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 4.79%
                                           (      $1,000       )   =====

                                           (  $1,320 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 32.00%
                                           (      $1,000       )   ======

                                           (  $2,039 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 103.92%
                                           (      $1,000       )   =======

                                           (  $2,129 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 112.88%
                                     =     (      $1,000       )   =======


 3. Louisiana Municipal Bond Fund:


    A. 1 year ended May 31, 1997           (  $1,048 - $1,000  )
                                         = ( ----------------- ) = 4.78%
                                           (      $1,000       )   =====

                                           (  $1,380 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 37.99%
                                           (      $1,000       )   ======

                                           (  $1,777 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 77.69%
                                           (      $1,000       )   ======


 4. North Carolina Municipal Bond Fund:

                                           (  $1,033 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.26%
                                           (      $1,000       )   =====

                                           (  $1,301 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 30.09%
                                           (      $1,000       )   ======

                                           (  $2,040 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 104.00%
                                           (      $1,000       )   =======

                                           (  $2,024 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 102.38%
                                           (      $1,000       )   =======

 5. South Carolina Municipal Bond Fund:

                                           (  $1,037 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.73%
                                           (      $1,000       )   =====

                                           (  $1,167 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 16.72%
                                           (      $1,000       )   ======

 6. Tennessee Municipal Bond Fund:

                                           (  $1,032 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.18%
                                           (      $1,000       )   =====

                                           (  $1,323 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 32.28%
                                           (      $1,000       )   ======

                                           (  $1,973 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 97.26%
                                           (      $1,000       )   ======

CUMULATIVE CLASS B TOTAL RETURNS.*

 1. Alabama Municipal Bond Fund:

                                           (  $1,048 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 4.79%
                                           (      $1,000       )   =====

                                           (  $1,197 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 19.73%
                                           (      $1,000       )   ======

 2. Georgia Municipal Bond Fund:

                                           (  $1,047 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 4.73%
                                           (      $1,000       )   =====

                                           (  $1,330 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 32.99%
                                           (      $1,000       )   ======

                                           (  $2,037 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 103.73%
                                           (      $1,000       )   =======

                                           (  $2,127 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 112.69%
                                           (      $1,000       )   =======

 3. Louisiana Municipal Bond Fund:

                                           (  $1,046 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 4.61%
                                           (      $1,000       )   =====

                                           (  $1,390 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 38.97%
                                           (      $1,000       )   ======

                                           (  $1,776 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 77.58%
                                           (      $1,000       )   ======

 4. North Carolina Municipal Bond Fund:

                                           (  $1,031 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.14%
                                           (      $1,000       )   =====

                                           (  $1,311 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 31,08%
                                           (      $1,000       )   ======

                                           (  $2,039 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 103.87%
                                           (      $1,000       )   =======

                                           (  $2,022 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 102.25%
                                           (      $1,000       )   =======

 5. South Carolina Municipal Bond Fund:

                                           (  $1,035 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.52%
                                           (      $1,000       )   =====

                                           (  $1,161 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 16.06%
                                           (      $1,000       )   ======

 6. Tennessee Municipal Bond Fund:

                                           (  $1,031 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 3.07%
                                           (      $1,000       )   =====

                                           (  $1,333 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 33.30%
                                           (      $1,000       )   ======

                                           (  $1,971 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 97.09%
                                           (      $1,000       )   ======

CUMULATIVE CLASS C TOTAL RETURNS

 1. Alabama Municipal Bond Fund:

                                           (  $1,090 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 9.00%
                                           (      $1,000       )   =====

                                           (  $1,235 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 23.47%
                                           (      $1,000       )   ======

 2. Georgia Municipal Bond Fund:

                                           (  $1,088 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 8.80%
                                           (      $1,000       )   =====

                                           (  $1,338 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 33.82%
                                           (      $1,000       )   ======

                                           (  $2,011 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 101.14%
                                           (      $1,000       )   =======

                                           (  $2,085 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 108.54%
                                           (      $1,000       )   =======

 3. Louisiana Municipal Bond Fund:

                                           (  $1,088 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 8.78%
                                           (      $1,000       )   =====

                                           (  $1,400 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 40.03%
                                           (      $1,000       )   ======

                                           (  $1,777 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 77.66%
                                           (      $1,000       )   ======

 4. North Carolina Municipal Bond Fund:

                                           (  $1,072 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 7.20%
                                           (      $1,000       )   =====

                                           (  $1,319 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 31.86%
                                           (      $1,000       )   ======

                                           (  $2,012 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 101.22%
                                           (      $1,000       )   =======

                                           (  $1,983 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 98.26%
                                           (      $1,000       )   ======

 5. South Carolina Municipal Bond Fund:

                                           (  $1,077 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 7.73%
                                           (      $1,000       )   =====

                                           (  $1,200 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 19.99%
                                           (      $1,000       )   ======

 6. Tennessee Municipal Bond Fund:

                                           (  $1,071 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 7.12%
                                           (      $1,000       )   =====

                                           (  $1,342 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 34.24%
                                           (      $1,000       )   ======

                                           (  $1,952 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 95.21%
                                           (      $1,000       )   ======

CUMULATIVE CLASS R TOTAL RETURNS

 1. Alabama Municipal Bond Fund:

                                           (  $1,094 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 9.38%
                                           (      $1,000       )   =====

                                           (  $1,249 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 24.87%
                                           (      $1,000       )   ======

 2. Georgia Municipal Bond Fund:

                                           (  $1,095 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 9.46%
                                           (      $1,000       )   =====

                                           (  $1,379 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 37.88%
                                           (      $1,000       )   ======

                                           (  $2,130 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 113.01%
                                           (      $1,000       )   =======

                                           (  $2,224 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 122.36%
                                           (      $1,000       )   =======

 3. Louisiana Municipal Bond Fund:

                                           (  $1,093 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 9.33%
                                           (      $1,000       )   =====

                                           (  $1,440 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 43.98%
                                           (      $1,000       )   ======

                                           (  $1,854 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 85.40%
                                           (      $1,000       )   ======

 4. North Carolina Municipal Bond Fund:

                                           (  $1,079 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 7.86%
                                           (      $1,000       )   =====

                                           (  $1,359 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 35.89%
                                           (      $1,000       )   ======

                                           (  $2,131 - $1,000  )
    C. 10 years ended May 31, 1997       = ( ----------------- ) = 113.08%
                                           (      $1,000       )   =======

                                           (  $2,114 - $1,000  )
    D. Inception through May 31, 1997    = ( ----------------- ) = 111.40%
                                           (      $1,000       )   =======

 5. South Carolina Municipal Bond Fund:

                                           (  $1,085 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 8.45%
                                           (      $1,000       )   =====

                                           (  $1,220 - $1,000  )
    B. Inception through May 31, 1997    = ( ----------------- ) = 22.02%
                                           (      $1,000       )   ======

 6. Tennessee Municipal Bond Fund:

                                           (  $1,076 - $1,000  )
    A. 1 year ended May 31, 1997         = ( ----------------- ) = 7.58%
                                           (      $1,000       )   =====

                                           (  $1,379 - $1,000  )
    B. 5 years ended May 31, 1997        = ( ----------------- ) = 37.93%
                                           (      $1,000       )   ======

                                           (  $2,057 - $1,000  )
    C. Inception through May 31, 1997    = ( ----------------- ) = 105.68%
                                           (      $1,000       )   =======


  With respect to the Alabama, Georgia, Louisiana, North Carolina, South Carolina and Tennessee Funds, Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class A Shares of the Alabama Fund for the one-year period ended May 31, 1997 is set forth on the following pages assuming a combined federal and state income tax rate of 41.5% based on 1997 rates.

Fund Name: Alabama Municipal Bond Fund Class A

Since June 1, 1996

                                                   TOTAL   PERIOD
          NAV       INCOME    CAP    FROM    FROM  DOLLAR  TO DATE  TAX     ENDING ENDING     REINV
PER DATE  PER SHARE PER SHARE GAINS  INCOME  GAINS DIST.   T-E INC. SAVINGS SHARES WEALTH     NAV
--------  --------- --------- -----  ------  ----- ------  -------- ------- ------ ------     -----
 5/31/96     9.77                                                           1,024  $10,000.00
 6/30/96     9.87    0.0434          $44.463 $ --  $44.463 $ 44.463         1,028  $10,146.82  9.87
 7/31/96     9.94    0.0449          $46.149 $ --  $46.149 $ 90.612         1,033  $10,264.93  9.94
 8/31/96     9.86    0.0449          $46.357 $ --  $46.357 $136.969         1,037  $10,228.67  9.86
 9/30/96     9.99    0.0434          $45.064 $ --  $45.064 $182.033         1,042  $10,408.60  9.99
10/31/96    10.06    0.0449          $46.771 $ --  $46.771 $228.804         1,047  $10,528.30 10.06
11/30/96    10.19    0.0434          $45.462 $ --  $45.462 $274.266         1,051  $10,709.81 10.19
12/31/96    10.10    0.0449   0.0000 $47.180 $ --  $47.180 $321.446         1,056  $10,662.40 10.10
 1/31/97    10.06    0.0450          $47.516 $ --  $47.516 $368.963         1,060  $10,667.69 10.06
 2/28/97    10.11    0.0442          $46.870 $ --  $46.870 $415.833         1,065  $10,767.72 10.08
 3/31/97     9.93    0.0442          $47.075 $ --  $47.075 $462.908         1,070  $10,623.09  9.93
 4/30/97     9.99    0.0442          $47.285 $ --  $47.285 $510.193         1,075  $10,734.47 10.01
 5/31/97    10.12    0.0442          $47.494 $ --  $47.494 $557.687 $395.6  1,075  $11,317.27

  Tax Rate:                                                             41.50%
      Load:                                                              0.00%
    1 Year:                                                             13.17%
Annualized:                                                             13.17%


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